UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

I.D. SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computer on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

Notice of Annual Meeting
of Stockholders to be held
June 19, 2009 at 9:00 a.m.
at the Offices of I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

May 6, 2009

Dear Stockholder:

          On behalf of the Board of Directors and management of I.D. Systems, Inc. (the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders of the Company to be held on Friday, June 19, 2009, at 9:00 a.m. (Eastern Standard Time), at the principal executive offices of the Company located at One University Plaza, Hackensack, New Jersey 07601.

          The Notice of Annual Meeting of Stockholders and the Proxy Statement accompanying this letter describe the specific matters to be acted upon.

          In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

          It is important that your shares be represented at the meeting. If you do not expect to attend in person, it will be appreciated if you will promptly vote, sign, date and return the enclosed proxy.

          Thank you for your continued interest in I.D. Systems, Inc.

Sincerely,

/s/ Jeffrey M. Jagid

Jeffrey M. Jagid
Chief Executive Officer

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2009

To the Stockholders of I.D. Systems, Inc.:

          Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of I.D. Systems, Inc. (the “Company”) will be held at the principal executive offices of the Company located at One University Plaza, Hackensack, New Jersey 07601, on Friday, June 19, 2009, at 9:00 a.m. (Eastern Standard Time), and thereafter as it may be postponed or adjourned from time to time, for the following purposes:

1.

To elect five (5) directors, the names of whom are set forth on the accompanying proxy statement, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2.	To approve and adopt the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan.

3.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.

4.	To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

          Only stockholders of the Company of record at the close of business on April 27, 2009, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof

          Whether you expect to attend the Annual Meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Secretary

Dated: May 6, 2009

I.D. Systems, Inc.
One University Plaza
Hackensack, New Jersey 07601

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 19, 2009

          This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of I.D. Systems, Inc., a Delaware corporation, to be used at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our principal executive offices, located at One University Plaza, Hackensack, New Jersey 07601, on Friday, June 19, 2009, at 9:00 a.m. (Eastern Standard Time), and any adjournments or postponements thereof.

          On or about May 6, 2009, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, this proxy statement and the accompanying form of proxy card are being mailed to our stockholders of record as of the close of business on April 27, 2009.

          Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 19, 2009. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, are available at http://http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet

Purpose of the Annual Meeting

          The purposes of the Annual Meeting are (i) to elect five directors; (ii) to approve and adopt the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan (the “2009 Plan”); (iii) to ratify the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and (iv) to transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof. In addition to the foregoing, there will be a report on the progress of our company and an opportunity for questions of general interest to the stockholders.

Record Date and Outstanding Shares

          Our Board of Directors has fixed the close of business on April 27, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, we had issued and outstanding 10,912,534 shares of common stock. Our common stock comprises all of our issued and outstanding voting stock.

          At least ten (10) days before the Annual Meeting, we will make a complete list of the stockholders entitled to vote at the meeting open to the examination of any of our stockholders for any purpose germane to the Annual Meeting. The list will be available for inspection during ordinary business hours at our offices at One University Plaza, Hackensack, New Jersey 07601, and will be made available to stockholders present at the Annual Meeting.

Voting at the Annual Meeting

          Each share of our common stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of our stockholders. Cumulative voting by stockholders is not permitted.

          The presence at the meeting, in person or by proxy, of the holders of a majority of the total outstanding shares of our common stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” (as defined below) are counted as present and entitled to vote for purposes of determining a quorum.

          If you hold your shares of our common stock through a broker, bank or other representative, generally the broker, bank or representative may only vote the common stock that it holds for you in accordance with your instructions. However, if the broker, bank or representative has not timely received your instructions, it may vote on certain matters for which it has discretionary voting authority. A broker “non-vote” on a matter occurs when a broker, bank or your representative may not vote on a particular matter because it does not have discretionary voting authority and has not received instructions from the beneficial owner.

          For the election of directors, a plurality of the votes cast is required. Since the number of candidates is equal to the number of vacancies, receipt of any votes in favor of any candidate will ensure that that candidate is elected. If no voting direction is indicated on the proxy cards, the shares will be considered votes for the nominees. In accordance with Delaware law, stockholders entitled to vote for the election of directors may withhold authority to vote for all nominees for directors or may withhold authority to vote for certain nominees for directors. Abstentions and broker “non-votes” are not considered for the purpose of the election of directors.

          For the approval and adoption of the 2009 Plan, the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions will be counted towards the tabulations of votes cast and will have the same effect as votes against such proposal; however, broker “non-votes” will not affect the results.

          For the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009, the affirmative vote of the holders of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions will be counted towards the tabulations of votes cast and will have the same effect as votes against such proposal; however, broker “non-votes” will not affect the results.

          Holders of our common stock will not have any rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon at the Annual Meeting.

Voting of Proxies

          You may vote your shares by signing the enclosed proxy or voting instruction card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

          Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of our nominees as a director; (ii) FOR the approval and adoption of the 2009 Plan; (iii) FOR the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and (iv) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. We do not presently anticipate that any other business will be presented for action at the Annual Meeting.

Revocation of Proxies

          Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to Ned Mavrommatis, our Secretary, stating that the proxy is revoked;

•	by submitting another proxy with a later date; or

•	by attending the Annual Meeting and voting in person.

          Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

Solicitation

          The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by us. Certain officers and regular employees of our company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

          We have retained the firm of The Altman Group, Inc. to provide services as proxy solicitor in connection with this proxy statement. We estimate that the costs for such services will be in the aggregate amount of approximately $25,000.

          Execution of the accompanying proxy card will not affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to our Secretary at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

          Five (5) directors will be elected at the Annual Meeting to hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The five (5) nominees for election as directors to serve until the next annual meeting of our stockholders and until their successors have been duly elected and qualified are Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence Burstein, Harold D. Copperman and Michael Monaco.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION AS DIRECTORS (ITEM 1 OF THE ENCLOSED PROXY CARD) OF JEFFREY M. JAGID, KENNETH S. EHRMAN, LAWRENCE BURSTEIN, HAROLD D. COPPERMAN AND MICHAEL MONACO.

Our Directors, Executive Officers and Key Employees

DIRECTORS

          Set forth below are the names, ages and titles of all of our directors as of April 27, 2009, and the years in which such directors became directors. All directors hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified.

Name	Age	Title	Director Since
Jeffrey M. Jagid	40	Chairman and Chief Executive Officer	1995
Kenneth S. Ehrman	39	President, Chief Operating Officer and Director	1993
Lawrence Burstein (1)(2)(3)(4)	66	Director	1999
Harold D. Copperman (1)(2)(3)(4)	62	Director	2008
Michael Monaco (1)(2)(3)(4)	61	Director	2001

(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Nominating Committee
(4) This director is an “independent” director within the meaning of Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market (“Nasdaq”).

          The only familial relationship between or among any of our executive officers or directors is that Mr. Kenneth S. Ehrman, our President, Chief Operating Officer and a director, and Mr. Michael L. Ehrman, our Executive Vice President of Engineering, are brothers.

          The biographies of our directors are set forth below.

          Jeffrey M. Jagid has been our Chairman of the Board since June 2001 and our Chief Executive Officer since June 2000. Prior thereto, he served as our Chief Operating Officer. Since he joined us in 1995, Mr. Jagid also has served as a director as well as our General Counsel. Mr. Jagid received a Bachelor of Business Administration from Emory University in

1991 and a Juris Doctor degree from the Benjamin N. Cardozo School of Law in 1994. Prior to joining us, Mr. Jagid was a corporate litigation associate at the law firm of Tannenbaum Helpern Syracuse & Hirschtritt LLP in New York City. He is a member of the Bar of the States of New York and New Jersey. Mr. Jagid is a director of International Fight League, Inc., a publicly traded company that organizes, hosts and promotes live and televised mixed martial arts through its wholly-owned subsidiary, which subsidiary filed a voluntary petition for reorganization relief under chapter 11 of the United States Bankruptcy Code in September 2008. Mr. Jagid also is a director of Coining Technologies, Inc., a privately held company that manufactures and engineers metal components.

          Kenneth S. Ehrman is one of our founders and has been our Chief Operating Officer since June 2000. Mr. Ehrman also has served as a director as well as our President since our inception in 1993. He graduated from Stanford University in 1991 with a Bachelor of Science in Industrial Engineering. Upon his graduation, and until our inception, Mr. Ehrman worked as a production manager with Echelon Corporation. Mr. Ehrman is the brother of Michael L. Ehrman, our Executive Vice President of Engineering.

          Lawrence Burstein has served as a director since June 1999. Since March 1996, Mr. Burstein has served as President and a director of Unity Venture Capital Associates, Ltd., a private investment company. From January 1982 to March 1996, Mr. Burstein was Chairman of the Board and a principal stockholder of Trinity Capital Corporation, a private investment company. Mr. Burstein is also a director of THQ, Inc., CAS Medical Systems, Inc., New Motion, Inc., American Telecom Services Inc. and Millennium India Acquisition Corp. Mr. Burstein received a Bachelor of Arts in Economics from the University of Wisconsin and received his law degree from Columbia Law School.

          Harold D. Copperman has served as a director since October 2008. Mr. Copperman has served as President and Chief Executive Officer of HDC Ventures, Inc., a management and investment group focusing on enterprise systems, software and services, since March 2002. From January 2001 to March 2002, Mr. Copperman was a consultant and a private investor. From 1993 to 1999, Mr. Copperman served as Senior Vice President and Group Executive at Digital Equipment Corp. Mr. Copperman also has served as President and Chief Executive Officer of JWP, Inc.; President and Chief Operating Officer of Commodore Business Machines, Inc.; and Vice President and General Manager for Apple Computer, Inc.’s Eastern Operations. He also spent 20 years at IBM Corporation, where he held a variety of sales, marketing and executive positions. Mr. Copperman currently serves on the board of directors of Avocent Corporation (NASDAQ: AVCT), a publicly traded company that delivers IT operations management solutions and AXS-One Inc. (OTCBB: AXSO), a publicly traded company that provides high performance records compliance management solutions. He received a Bachelor of Science in Mechanical Engineering from Rutgers University and served as a Captain in the U.S. Army.

          Michael Monaco has served as a director since June 2001. Mr. Monaco is a Senior Managing Director at Conway DelGenio Gries & Co., LLC, a New York based firm specializing in restructurings, mergers and acquisitions and crisis and turnaround management. He served as Chairman and Chief Executive Officer of Accelerator, LLC, a provider of outsource services from 2000 to 2001. He served as a Vice Chairman of Cendant Corporation from 1996 to 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from 1998 to 2000. Mr. Monaco served as the Executive Vice President and Chief Financial Officer of the American Express Company from 1990 to 1996. Mr. Monaco received a Bachelor of Science degree in Accounting from Villanova University and a Master of Business Administration degree from Fairleigh Dickinson University. Mr. Monaco is also a Certified Public Accountant.

BOARD AND COMMITTEE MEETINGS

          Our Board of Directors is responsible for the management and direction of our company and for establishing broad corporate policies. Members of the Board of Directors are kept informed of our business through various documents and reports provided by the Chief Executive Officer and other corporate officers, and by participating in Board of Directors and committee meetings. Each director has access to all our books, records and reports, and members of management are available at all times to answer their questions.

          From the beginning of the fiscal year ended December 31, 2008 through May 2, 2008, the date that Beatrice Yormark, who was a director at such time, passed away, the majority of the Board of Directors was comprised of independent directors, Messrs. Burstein and Monaco and Ms. Yormark, in accordance with Nasdaq Marketplace Rule 4350(c)(1) and the Audit Committee was comprised of three independent directors in accordance with Nasdaq Marketplace Rule 4350(d)(2). As previously disclosed, in May 2008, we received a Nasdaq Staff Deficiency Letter indicating that as a result of the passing of Ms. Yormark and the resulting vacancy on each of the Board of Directors and the Audit Committee, we failed to have (i) a majority of the Board of Directors comprised of independent directors as required by Nasdaq Marketplace Rule 4350(c)(1) and (ii) three independent directors serving on the Audit Committee of the Board as required by Nasdaq Marketplace Rule 4350(d)(2). As a result of the appointment of Mr. Copperman as a member of the Board of Directors and a member of the Audit Committee on October 14, 2008, a majority of the Board of Directors is comprised of independent directors as required by Nasdaq Marketplace Rule 4350(c)(1) and the Audit Committee of the Board is comprised of three independent directors as required by Nasdaq Marketplace Rule 4350(d)(2). On October 14, 2008, we received notice from the staff of Nasdaq of its determination that, as a result of Mr. Copperman’s appointment as a director and member of the Audit Committee, we had regained compliance with Nasdaq Marketplace Rules 4350(c)(1) and 4350(d)(2).

          The Board of Directors held seven meetings during our fiscal year ended December 31, 2008. All of such meetings were attended, either in person or telephonically, by all of the members of the Board of Directors. Actions were also taken during such year by the unanimous written consent of the directors. We have adopted a policy of encouraging, but not requiring, members of the Board of Directors to attend our annual meetings of stockholders. All of the members of the Board of Directors at the time of our annual meeting of stockholders last year attended such meeting.

Committees of the Board of Directors

          The standing committees of the Board of Directors include an Audit Committee, a Compensation Committee and a Nominating Committee.

          Audit Committee

          The Audit Committee, which is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Rule 4200(a)(15) of the Nasdaq Marketplace Rules and under Rule 10A-3 of the Exchange Act. From the beginning of the fiscal year ended December 31, 2008 through May 2, 2008, the Audit Committee was composed of three members, Messrs. Burstein and Monaco and Ms. Yormark, and from May 2, 2008 until October 14, 2008, the Audit Committee was composed of two members, Messrs. Burstein and Monaco.

          The Board of Directors has determined that it has at least one audit committee financial expert serving on the Audit Committee. Mr. Monaco serves as the audit committee financial expert. Mr. Monaco also serves as the Chairman of the Audit Committee.

          The Audit Committee held five meetings during the fiscal year ended December 31, 2008. All of such meetings were attended, either in person or telephonically, by all of the members of the Audit Committee, except for one meeting at which one member did not attend. Actions were also taken during the fiscal year ended December 31, 2008 by the unanimous written consent of the members of the Audit Committee.

          The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is publicly available on our website at www.id-systems.com. The Audit Committee’s charter sets forth the responsibilities, authority and specific duties of the Audit Committee and is reviewed and reassessed annually. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent registered public accounting firm and management.

          In accordance with its written charter, the Audit Committee assists the Board of Directors in monitoring (1) the integrity of our financial reporting process including our internal controls regarding financial reporting, (2) our compliance with legal and regulatory requirements and (3) the independence and performance of our internal and external auditors, and serves as an avenue of communication among the independent registered public accounting firm, management and the Board of Directors.

Audit Committee Report

          The following report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

          The Audit Committee has reviewed our audited financial statements for the year ended December 31, 2008 with management and Eisner LLP, our independent registered public accounting firm.

          The Audit Committee has discussed and reviewed with Eisner LLP all the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or otherwise supplemented (Communication with Audit Committees. The Audit Committee has received the written disclosures and the letter from Eisner LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Eisner LLP’s communications with the Audit Committee concerning independence, and has discussed with Eisner LLP its independence.

          Based on this review and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Audit Committee
Lawrence Burstein
Michael Monaco
Harold D. Copperman

          Compensation Committee

          The Compensation Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Rule 4200(a)(15) of the Nasdaq Marketplace Rules. From the beginning of the fiscal year ended December 31, 2008 through May 2, 2008, the Compensation Committee was composed of three members, Messrs. Burstein and Monaco and Ms. Yormark, and from May 2, 2008 until October 14, 2008, the Compensation Committee was composed of two members, Messrs. Burstein and Monaco. Mr. Burstein serves as the Chairman of the Compensation Committee.

          The Compensation Committee held two meetings during the fiscal year ended December 31, 2008. All of such meetings were attended, either in person or telephonically, by all of the members of the Compensation Committee. Actions were also taken during the fiscal year ended December 31, 2008 by the unanimous written consent of the members of the Compensation Committee. The report of the Compensation Committee, “Compensation Committee Report,” is set forth on page 17 of this proxy statement.

          The Compensation Committee sets executives’ annual compensation and long-term incentives, reviews management’s performance, development and compensation, determines option grants and administers our incentive plans. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is publicly available on our website at www.id-systems.com. The Compensation Committee’s charter sets forth the responsibilities, authority and specific duties of the Compensation Committee and is reviewed and reassessed annually. The charter specifies that the Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs and for producing an annual report on executive compensation for inclusion in our annual report on Form 10-K or annual proxy statement, in accordance with applicable rules and regulations.

          Nominating Committee

          The Nominating Committee is composed of Messrs. Burstein, Copperman and Monaco, each of whom is independent within the meaning of Rule 4200(a)(15) of the Nasdaq Marketplace Rules. From the beginning of the fiscal year ended December 31, 2008 through May 2, 2008, the Nominating Committee was composed of three members, Messrs. Burstein and Monaco and Ms. Yormark, and from May 2, 2008 until October 14, 2008, the Nominating Committee was composed of two members, Messrs. Burstein and Monaco. Ms. Yormark had served as Chairman of the Nominating Committee until her passing, after which Mr. Burstein served as the Chairman of the Nominating Committee until December 15, 2008. Mr. Copperman was appointed to serve as the Chairman of the Nominating Committee on December 15, 2008 and currently serves in such capacity. The Nominating Committee held one meeting during the fiscal year ended December 31, 2008, which was attended, either in person or telephonically, by all of the members of the Nominating Committee. Actions were also taken during the fiscal year ended December 31, 2008 by the unanimous written consent of the members of the Nominating Committee.

          The Board of Directors has adopted a written charter for the Nominating Committee, which is publicly available on our website at www.id-systems.com. The Nominating Committee’s charter authorizes the committee to develop certain procedures and guidelines addressing certain nominating matters, such as procedures for considering nominations made by stockholders, minimum qualifications for nominees and identification and evaluation of candidates for the Board of Directors, and the Nominating Committee has adopted procedures addressing the foregoing.

          Procedures for Considering Nominations Made by Stockholders. The Nominating Committee has adopted guidelines regarding procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. These guidelines provide that a nomination must be delivered to our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

          Qualifications. The Nominating Committee has adopted guidelines describing the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by us and our affiliates, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

          Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee has a policy that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing members of the Board of Directors will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

In May 2008, we engaged a third-party consultant to assist the Nominating Committee in searching for and identifying qualified individuals to recommend to the Board of Directors to fill the vacancy on the Board of Directors that was created by Ms. Yormark’s passing.

          Stock Ownership Guidelines. On April 29, 2009, our Board of Directors adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders and promote our commitment to sound corporate governance. Pursuant to these guidelines, each outside director is required to hold shares of our common stock with a value equal to three times the amount paid in cash to such director for services as a director (including for in person and telephonic meetings of the Board and meetings of committees of the Board) during the fiscal year ended December 31, 2008 or if all such meetings were not attended by such director during such year, the amount that would have been paid in cash to such director for services as a director had such director attended all such meetings. The ownership guideline value for each outside director initially shall be calculated with respect to the fiscal year ended December 31, 2008 and shall be re-calculated with respect to the fiscal year ending December 31, 2012 and each third year thereafter. Outside directors are required to achieve the applicable level of ownership within three (3) years of the later of the date the guidelines were adopted and the date the person first became an outside director. Under the stock ownership guidelines, the value of the shares of common stock held by each outside director will be determined on April 1st of each year based on the average for the twenty (20) consecutive trading days preceding and including such date of the reported last sale prices per share on the Nasdaq Global Market or other principal national securities exchange or inter-dealer quotation system on which our common stock is listed or admitted to trading.

          Third Party Recommendations. In connection with the Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our common stock for at least one year.

Process for Sending Communications to the Board of Directors

          The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to our Secretary and should be sent to such individual c/o One University Plaza, Hackensack, New Jersey 07601. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary’s receipt of such a communication, our Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

Code of Ethics

          We have a code of ethics that applies to its Chief Executive Officer, Chief Financial Officer and Controller and other persons who perform similar functions. A copy of our code of ethics can be found on our website at www.id-systems.com. Our code of ethics is intended to be a codification of the business and ethical principles that guide it, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this code.

EXECUTIVE OFFICERS

          Set forth below are the names, ages and titles of all of our executive officers as of April 27, 2009, and the years in which such executive officers became executive officers. All executive officers serve at the discretion of the Board of Directors with no fixed term.

Name	Age	Title	Executive Officer Since
Jeffrey M. Jagid	40	Chairman and Chief Executive Officer	1995
Kenneth S. Ehrman	39	President, Chief Operating Officer and Director	1993
Ned Mavrommatis	38	Chief Financial Officer, Treasurer and Corporate Secretary	1999
Peter Fausel	49	Executive Vice President - Sales, Marketing and Customer Support	2007
Michael L. Ehrman	36	Executive Vice President of Engineering	1995

          Jeffrey M. Jagid, our Chairman of the Board, has served as our Chief Executive Officer since 2001. See Mr. Jagid’s biographical information on pages 8 and 9 of this proxy statement.

          Kenneth S. Ehrman is one of our founders and has been our Chief Operating Officer since June 2000. Mr. Ehrman also has served as our President since our inception in 1993. See Mr. Ehrman’s biographical information on page 9 of this proxy statement.

          Ned Mavrommatis has served as our Chief Financial Officer since joining us in August 1999, as our Treasurer since June 2001 and as our Corporate Secretary since November 2003. Prior to joining us, he was a Senior Manager at the accounting firm of Eisner LLP. Mr. Mavrommatis received a Master of Business Administration in finance from New York University’s Leonard Stern School of Business and a Bachelor of Business Administration in accounting from Bernard M. Baruch College, The City University of New York. Mr. Mavrommatis is also a Certified Public Accountant.

          Peter Fausel has served as our Executive Vice President - Sales, Marketing and Customer Support since March 2007. From 2003 until February 2007, Mr. Fausel served as Senior Vice President of Sales and Marketing for LXE, Inc., a manufacturer of wireless mobile computing solutions. Prior to his tenure with LXE, Mr. Fausel served as President of Jacada, Inc., an enterprise application software company, from 2001 to 2002. He has also previously served as Senior Vice President of Sales and Marketing for Ross Systems, an enterprise resource planning software provider, and Vice President of Global Accounts and Industry Marketing for Invensys PLC, production technology and energy management company. Mr. Fausel received a Bachelor of Science degree in Business Administration-Finance from the University of Florida.

          Michael L. Ehrman has served as our Executive Vice President of Engineering since August 1999. Prior to that, he served as our Executive Vice President of Software Development since joining us in 1995. Mr. Ehrman graduated from Stanford University in 1994 with a Master of Science in Engineering - Economics Systems as well as a Bachelor of Science in Computer Systems Engineering. Upon his graduation in 1994, Mr. Ehrman was employed as a consultant for Andersen Consulting in New York. Mr. Ehrman is the brother of Kenneth S. Ehrman, our Chief Operating Officer.

EXECUTIVE COMPENSATION

Compensation Committee Report

          Under the rules of the Securities and Exchange Commission, this Compensation Committee Report is not deemed to be incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filings with the Securities and Exchange Commission.

          The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
Lawrence Burstein
Michael Monaco
Harold D. Copperman

Compensation Discussion and Analysis

Introduction

          This discussion presents the principles underlying our executive officer compensation program. Our goal in this discussion is to provide the reasons why we award compensation as we do and to place in perspective the data presented in the tables that follow this discussion. The focus is primarily on compensation of our executive officers for the fiscal year ended December 31, 2008 but some historical and forward-looking information is also provided to put such year’s compensation information in context. The information presented herein relates to Jeffrey M. Jagid, our chief executive officer, Ned Mavrommatis, our chief financial officer, and our three other most highly compensated executive officers, who are sometimes referred to in this proxy statement as our “named executive officers.”

Compensation Philosophy and Objectives

          We attempt to apply a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that our success is dependent upon the efforts of each employee and that a cooperative, team-oriented environment is an essential part of our culture. We believe in the importance of rewarding our employees for our successes, which is why we emphasize pay-for-performance incentive compensation. Particular emphasis is placed on broad employee equity participation through the use of stock options and restricted stock awards, as well as on annual cash bonuses linked to achievement of our corporate performance goals.

          Our compensation programs for our named executive officers are designed to achieve a variety of goals, including:

•	attracting and retaining talented and experienced executives;

•	motivating and rewarding executives whose knowledge, skills and performance are critical to our success;

•	aligning the interests of our executives and stockholders by motivating executives to increase stockholder value in a sustained manner; and

•	providing a competitive compensation package which rewards achievement of our goals.

Elements of Executive Officer Compensation

          Overview. Total compensation paid to our executive officers is influenced significantly by the need to attract and retain management employees with a high level of expertise and to motivate and retain key executives for our long-term success. Some of the components of compensation, such as salary, are generally fixed and do not vary based on our financial and other performance. Some components, such as bonus, stock options and stock award grants, are dependent upon the achievement of certain goals jointly agreed upon by our management and the Compensation Committee. Furthermore, the value of certain of these components, such as stock options and restricted stock, is dependent upon our future stock price.

          We compensate our executive officers in these different ways in order to achieve different goals. Cash compensation, for example, provides executive officers a minimum base salary. Incentive bonus compensation is generally linked to the achievement of financial and business goals, and is intended to reward executive officers for our overall performance in reaching annual goals that are agreed to in advance by management and the Compensation Committee. Stock options and grants of restricted stock are intended to link our executive officers’ longer-term compensation with the performance of our stock and to build executive ownership positions in our stock. This encourages our executive officers to remain with us, to act in ways intended to maximize stockholder value, and to penalize them if we and/or our stock fails to perform to expectations.

          We view the three components of our executive officer compensation as related but distinct. Although the Compensation Committee does review total compensation, it does not believe that compensation derived from one component of compensation necessarily should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on its historical practices with the individual and our view of individual performance and other information we deem relevant. The Compensation Committee has not adopted any formal or informal policies or guidelines for allocating compensation between long-term and currently paid out compensation, between cash and non-cash compensation, or among different forms of compensation. We have not reviewed wealth and retirement accumulation as a result of employment with us, and have only focused on fair compensation for the year in question.

          The Compensation Committee utilized reports from Equilar, Inc., a market leader for benchmarking executive compensation. The Compensation Committee realizes that benchmarking our compensation against the compensation earned at comparable companies may not always be appropriate, but believes that engaging in a comparative analysis of compensation practices is useful.

          Base Salary. We pay our executive officers a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. We believe that attractive base salaries can motivate and reward executives for their overall performance. Base salaries are established in part based on the individual position, responsibility, experience, skills and expected contributions during the coming year of the executive and their performance during the prior year. We also have sought to align base compensation levels comparable to our competitors and other companies in similar stages of development. We do not view base salaries as primarily serving our objective of paying for performance, but in attracting and retaining the most qualified executives necessary to run our business.

          Based on all of the factors described above, including base salary, company performance and individual performance reviews, in February 2008, effective as of January 1, 2008, we granted our Chief Executive Officer and each of the other named executive officers received, on average, a base salary increase of approximately 4%.

          Cash Incentive Bonuses. Consistent with our emphasis on pay-for-performance incentive compensation programs, our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Executive Vice President of Engineering were eligible to receive up to $100,000, $75,000, $75,000 and $75,000, respectively, as an annual cash incentive bonus based upon meeting predetermined annual revenue goals, and our Executive Vice President of Sales, Marketing & Customer Support was eligible to receive up to $200,000 as an annual cash incentive bonus based upon meeting predetermined quarterly and annual revenue goals established by us. The primary objective of our annual cash incentive bonuses is to motivate and reward our employees, including our named executive officers, for meeting our short-term objectives using a pay-for-performance program with objectively determinable performance goals. For the fiscal year ended December 31, 2008, our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and Executive Vice President of Engineering earned 75% of their respective target bonuses based on our meeting certain of our annual revenue objectives, and our Executive Vice President of Sales, Marketing & Customer Support earned 68.6% of his target bonus based on our meeting certain of our quarterly and annual revenue goals.

          Equity Compensation. We believe that stock options and restricted stock awards are an important long-term incentive for our executive officers and employees and that our stock option and restricted stock award program has been effective in aligning officer and employee interests with that of our stockholders. We review our equity compensation plans annually. Employees are eligible for annual stock option and restricted stock award grants based on targeted levels. These options and grants are intended to produce value for each executive officer if (i) our stockholders derive significant sustained value; and (ii) the executive officer remains with us.

          At its February 27, 2008 meeting, the Compensation Committee, considered equity grants to be made for the fiscal year ended December 31, 2008. The number of stock options, restricted shares and restricted stock units granted to and held by our executive officers are reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table below.

          We do not have any program, plan or obligation that requires us to grant equity compensation to any executive officer on specified dates. The authority to make equity grants to executive officers rests with the Compensation Committee, although, as noted above, the Compensation Committee does consider the recommendations of our Chairman and Chief Executive Officer in setting the compensation of our other executive officers.

          Severance and Change-in-Control Benefits.

          Except for the severance and change-in-control benefits described below, we do not provide to any of our executive officers any severance or change in control benefits in the event of termination or retirement, whether following a change-in-control or otherwise.

          If we terminate Peter Fausel, our Executive Vice President - Sales, Marketing and Customer Support, other than for cause (as defined below) prior to March 5, 2010, Mr. Fausel will receive a continuation of his salary for a period of six months plus all earned but unpaid bonus as of the date of such termination. For this purpose, the term “cause” is defined by us and includes, but is not limited to, any willful or grossly negligent breach of Mr. Fausel’s duties as an employee and termination for fraud, embezzlement or any other similar dishonest conduct or for violation of our rules of conduct. If Mr. Fausel had been terminated other than for cause as of December 31, 2008, Mr. Fausel would have been entitled to receive severance payments through June 30, 2009 in the aggregate amount of $135,000.

          Our 1999 Stock Option Plan provides that all outstanding stock options, including stock options held by our executive officers, will become immediately exercisable, and the restrictions with respect to outstanding restricted shares will lapse, upon the occurrence of a “change in control event.” For this purpose, a “change in control event” shall be deemed to occur if any of the following events occur: (a) the consummation of any merger of our company with any other company unless the combined voting power of our voting securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power of the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation; (b) the consummation of any sale or other disposition of all or substantially all of our assets; (c) approval by our stockholders of a plan of liquidation of our company; (d) any action pursuant to which any person or group (as defined in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934) shall become the beneficial owner of 20% or more of our outstanding voting securities; or (e) the individuals who were members of our Board of Directors on May 14, 1999 (the date on which our 1999 Stock Option Plan was initially adopted by the Board), including any individuals who became or become directors after that date and whose election or nomination for election was approved by at least two-thirds of the directors of our Board, cease to constitute a majority of the members of our Board of Directors.

          Our 2007 Equity Compensation Plan provides that, in the event of a consolidation or merger in which, after any such transaction our prior shareholder owns less than 50% of the voting shares of the continuing or surviving entity, or in the event of the sale or transfer of substantially all of our assets, all outstanding options will become exercisable and all restrictions and/or forfeitures with respect to restricted stock awards and restricted stock units will lapse.

          Benefits. The executive officers participate in all of our employee benefit plans, such as medical and 401(k) plan, on the same basis as our other employees, except that we pay 100% of the premiums for health and dental insurance of our executive officers and 75% of the premiums for health and dental insurance of our other employees.

          Perquisites. Our Chief Executive Officer and our other named executive officers receive an allowance for automobile and related expenses. Our use of perquisites as an element of compensation is very limited. We do not view perquisites as a significant element of our comprehensive compensation structure.

The Compensation Committee Process

          Compensation Committee meetings typically involve a preliminary discussion with our Chairman and Chief Executive Officer prior to the Compensation Committee deliberating without any members of management present. For compensation decisions, including decisions regarding the grant of equity compensation relating to executive officers (other than our Chairman and Chief Executive Officer), the Compensation Committee considers the recommendations of our Chairman and Chief Executive Officer and includes him in its discussions.

Regulatory Considerations

          We account for the equity compensation expense for our employees under the rules of SFAS 123R, which requires us to estimate and record an expense for each award of equity compensation over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is accrued.

Cash and Other Compensation

          The following table, which should be read in conjunction with the explanations provided above, provides certain compensation information concerning our named executive officers for the fiscal year ended December 31, 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards(1)		Option Awards(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Jeffrey M. Jagid	2008	$312,000	$114,457	(4)	$141,092	$75,000	$24,900	$667,449
Chairman and Chief	2007	$300,000	$94,450	(5)	$126,316	$37,500	$16,853	$575,119
Executive Officer	2006	$245,000	$230,141	(6)	$171,197	$30,625	$18,485	$695,448

Ned Mavrommatis	2008	$255,000	$97,321	(4)	$108,061	$56,250	$15,965	$532,597
Chief Financial Officer,	2007	$245,000	$94,450	(5)	$96,578	$30,625	$17,274	$483,927
Treasurer and Corporate Secretary	2006	$214,000	$194,722	(6)	$134,554	$26,750	$10,145	$580,171

Kenneth S. Ehrman	2008	$255,000	$97,321	(4)	$120,522	$56,250	$21,925	$551,018
President and Chief	2007	$245,000	$94,450	(5)	$108,642	$30,625	$20,325	$499,042
Operating Officer	2006	$214,000	$123,885	(6)	$139,714	$26,750	$14,246	$518,595

Michael L. Ehrman	2008	$240,000	$97,321	(4)	$117,750	$56,250	$8,993	$520,314
Executive Vice President,	2007	$230,000	$94,450	(5)	$106,627	$28,750	$19,859	$479,687
Engineering	2006	$195,000	$194,722	(6)	$148,056	$24,375	$17,258	$579,411

Peter Fausel	2008	$270,000	$209,745	(4)	$159,767	$137,278	$9,500	$786,290
Executive Vice President,	2007	$214,833	$114,215	(8)	$117,044	$61,060	$7,900	$515,052
Sales, Marketing & Customer Support(7)	2006	$—	$—		$—	$—	$—	$—

(1)

Represents the expense to us pursuant to FAS 123(R) for the respective year for restricted stock or stock options granted as long-term incentives pursuant to our 1999 Stock Option Plan. See Note B (14) of our financial statements for the fiscal year ended December 31, 2008 and Note B (13) of our financial statements for the fiscal years ended 2007 and 2006 for the assumptions used for valuing the expense under FAS 123(R).

(2)	Represents bonus earned for such fiscal year.

(3)

The dollar amounts shown under the heading “All other compensation” represent the incremental cost of all perquisites and other personal benefits to our named executive officers, for automobile allowance and related expenses.

(4)

Represents restricted shares and restricted stock units issued under the 1999 Stock Option Plan to Messrs. Jagid, Mavrommatis, Ehrman and Ehrman in 2006 and 2008 and to Mr. Fausel in 2007 and 2008. Fifty percent (50%) of the restricted shares vest on the first annual anniversary date of the date of grant and the remaining fifty percent (50%) of the restricted shares vest on the second anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary. The issuance of shares of our common stock underlying restricted stock units were subject to the achievement of revenue goals during 2008.

(5)

Represents restricted shares issued under the 1999 Stock Option Plan in 2006. Fifty percent (50%) of the restricted shares vest on the first annual anniversary date of the date of grant and the remaining fifty percent (50%) of the restricted shares vest on the second anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary.

(6)

Represents restricted shares and restricted stock units issued under the 1999 Stock Option Plan in 2006. Fifty percent (50%) of the restricted shares vested on the first annual anniversary date of the date of grant and the remaining fifty percent (50%) of the restricted shares vested on the second anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary. The issuance of shares of our common stock underlying restricted stock units were subject to the achievement of revenue and gross margin goals during 2007 and 2006.

(7)	Peter Fausel was appointed to serve as our Executive Vice President - Sales, Marketing and Customer Support, effective as of March 5, 2007.

(8)

Represents restricted shares issued under the 1999 Stock Option Plan in 2007. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary.

Plan-Based Awards

Option and Stock Award Grants in 2008

          The following table provides certain information with respect to restricted stock awards and options granted to our named executive officers during the fiscal year ended December 31, 2008.

Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units (#)(3)
									All Other Option Awards: Number of Securities Underlying Options (#)(4)		Grant Date Fair Value of Stock and Option Awards ($)(5)
										Exercise or Base Price of Option Awards ($/Sh)

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(#)(2)

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum

Jeffrey M. Jagid	2/27/2008	50,000	75,000	100,000	6,250	9,375	12,500	—	—	—	69,469
	2/27/2008	—	—	—	—	—	—	5,000	—	—	37,050
	2/27/2008	—	—	—	—	—	—	—	20,000	7.41	91,900

Ned Mavrommatis	2/27/2008	37,500	56,250	75,000	5,000	7,500	10,000	—	—	—	55,575
	2/27/2008	—	—	—	—	—	—	4,000	—	—	29,640
	2/27/2008	—	—	—	—	—	—	—	16,000	7.41	73,520

Kenneth S. Ehrman	2/27/2008	37,500	56,250	75,000	5,000	7,500	10,000	—	—	—	55,575
	2/27/2008	—	—	—	—	—	—	4,000	—	—	29,640
	2/27/2008	—	—	—	—	—	—	—	16,000	7.41	73,520

Michael L. Ehrman	2/27/2008	37,500	56,250	75,000	5,000	7,500	10,000	—	—	—	55,575
	2/27/2008	—	—	—	—	—	—	4,000	—	—	29,640
	2/27/2008	—	—	—	—	—	—	—	16,000	7.41	73,520

Peter Fausel	2/27/2008	12,500	50,000	100,000	5,000	7,500	10,000	—	—	—	55,575
	2/27/2008	50,000	75,000	100,000	—	—	—	4,000	—	—	29,640
	2/27/2008	—	—	—	—	—	—	—	16,000	7.41	73,520

(1) The information under “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” relates to cash bonuses for the fiscal year ended December 31, 2008 payable to our named executive officers based on the achievement of annual revenue goals, and in the case of Peter Fausel, quarterly and annual revenue goals, during 2008. In March 2009, based on the achievement of such annual goals, Jeffrey Jagid, Ned Mavrommatis, Kenneth Ehrman, Michael Ehrman and Peter Fausel received a dollar amount equal to $75,000, $56,250, $56,260, $56,250 and $75,000, respectively, for the fiscal year ended December 31, 2008. In addition, during 2008, based on the achievement of his quarterly goals, Mr. Fausel received an aggregate dollar amount equal to $62,278.

(2) The information under “Estimated Future Payouts Under Equity Incentive Plan Awards” relates to restricted stock units issued under the 1999 Stock Option Plan. With respect to each named executive officer, the threshold, target and maximum numbers represent numbers of shares of our common stock payable under restricted stock units based on the achievement of revenue goals during 2008. In March 2009, based on the achievement of such goals, each named executive officer received a number of shares of common stock equal to the target number for such named executive officer.

(3) Represents restricted shares issued under our 1999 Stock Option Plan. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary.

(4) The information under “All Other Option Awards: Number of Securities Underlying Options” relates to options to purchase shares of our common stock issued under the 1999 Stock Option Plan.

(5) Calculated based on $7.41 per share, the closing price of our common stock, as reported on the NASDAQ Global Market on February 27, 2008, and with respect to equity incentive awards, the target number of shares of our common stock issuable upon achievement of revenue goals.

Stock Option Exercises and Vesting of Restricted Stock Awards

The following table provides certain information with respect to option exercises and stock vested for each of our named executive officers during the fiscal year ended December 31, 2008.

Option Exercises and Stock Vested

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(2)

Jeffrey M. Jagid	90,625	580,906	5,000	35,050
Ned Mavrommatis	—	—	5,000	35,050
Kenneth S. Ehrman	56,250	298,125	5,000	35,050
Michael L. Ehrman	90,625	684,219	5,000	35,050
Peter Fausel	—	—	10,000	60,600

(1)	Represents the difference between the market price of the underlying securities at exercise of the option and the exercise price of the option.

(2)	Represents the aggregate dollar value of the shares on the vesting date.

Outstanding Equity Awards at Fiscal Year End

          The following table provides certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

		Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey M. Jagid	75,000	—	7.56	1/19/2010	5,000	20,250	9,375	37,969
	65,000	—	5.67	11/1/2011	—	—	—	—
	64,000	16,000	6.65	2/6/2014	—	—	—	—
	36,000	24,000	11.35	3/3/2015	—	—	—	—
	—	20,000	7.41	2/27/2018	—	—	—	—

Ned Mavrommatis	20,000	—	7.56	1/19/2010	4,000	16,200	7,500	30,375
	43,000	—	5.67	11/1/2011	—	—	—	—
	44,000	11,000	6.65	2/6/2014	—	—	—	—
	29,400	19,600	11.35	3/3/2015	—	—	—	—
	—	16,000	7.41	2/27/2018	—	—	—	—

Kenneth S. Ehrman	37,500	—	7.56	1/19/2010	4,000	16,200	7,500	30,375
	45,000	—	5.67	11/1/2011	—	—	—	—
	56,000	14,000	6.65	2/6/2014	—	—	—	—
	30,600	20,400	11.35	3/3/2015	—	—	—	—
	—	16,000	7.41	2/27/2018	—	—	—	—

Michael L. Ehrman	75,000	—	7.56	1/19/2010	4,000	16,200	7,500	30,375
	60,000	—	5.67	11/1/2011	—	—	—	—
	44,000	11,000	6.65	2/6/2014	—	—	—	—
	34,200	22,800	11.35	3/3/2015	—	—	—	—
	—	16,000	7.41	2/27/2018	—	—	—	—

Peter Fausel	20,000	80,000	13.85	3/5/2017	14,000	56,700	7,500	30,375
	—	16,000	7.41	2/27/2018	—	—	—	—

(1)

Represents restricted shares issued under the 1999 Stock Option Plan. Fifty percent (50%) of the restricted shares vest on each annual anniversary date of the date of grant provided that the awardee is an employee of our company on such anniversary.

(2)	Calculated based on $4.05 per share, the closing price per share of our common stock, as reported on the NASDAQ Global Market, on December 31, 2008.

(3)

The information under “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” relates to restricted stock units granted under the 1999 Stock Option Plan. The amount with respect to each named executive officer represents the target numbers of shares of our common stock payable under restricted stock units based on the achievement of revenue goals during 2008. In March 2009, based on the achievement of such goals, each named executive officer received a number of shares of common stock equal to the target number for such named executive officer

Compensation of Directors

          We reimburse our directors for reasonable travel expenses incurred in connection with their activities on our behalf. Non-employee directors also receive $2,500 per board meeting, $250 per telephonic board meeting, $5,000 per year for serving on the Audit Committee and $1,000 per year for serving on the Compensation Committee. Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

          Non-employee directors are entitled to participate in our 1999 Director Option Plan. As of April 27, 2009, a total of 600,000 shares of our common stock have been reserved for issuance under such plan. The plan provides for the automatic grant of an option to purchase 15,000 shares to each non-employee director at the time he or she is first elected to our Board of Directors and an automatic grant of an option to purchase 5,000 shares on the first day of each fiscal quarter, if on such date he or she has served on our Board of Directors for at least six months. Each option grant under the plan has a term of 10 years and vests on a cumulative monthly basis over a four-year period. The exercise price of all options equals the fair market value of our common stock on the date of grant. During the fiscal year ended December 31, 2008, each of our non-employee directors (other than Mr. Copperman) received options to purchase 5,000 shares of our common stock on each of January 2, 2008, April 1, 2008, July 1, 2008 and October 1, 2008 at a per share exercise price of $12.44, $7.48, $5.95 and $8.45, respectively, and Mr. Copperman received options to purchase 15,000 shares of common stock on October 14, 2008 at a per share exercise price of $5.26.

          As of April 27, 2009, a total of 600,000 shares of our common stock have been reserved for issuance under the 1999 Director Option Plan, of which 103,347 shares remain available for issuance thereunder. The 1999 Director Option Plan expires on May 13, 2009, and no options may be issued thereunder after its expiration. On April 29, 2009, the Board of Directors adopted the 2009 Plan, subject to the approval of our stockholders. A description of the 2009 Plan is set forth on pages 35 through 39 of this proxy statement.

          Employee directors are entitled to participate in our 1999 Stock Option Plan. As of April 27, 2009, a total of 2,812,500 shares of our common stock have been reserved for issuance under 1999 Stock Option Plan, of which 88,350 shares remain available for issuance thereunder. The 1999 Stock Option Plan expires on May 13, 2009 and no options may be issued thereunder after its expiration. The plan provides for grants of incentive stock options, non-qualified stock options and restricted stock awards. Options can be granted under the plan on terms and at prices as determined by our Board of Directors, or the Compensation Committee, except that the exercise price of incentive options will not be less than the fair market value of our common stock on the date of grant. In the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our common stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value, determined on the date of grant, of the shares covered by incentive stock options granted under the plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit. Restricted stock units can be granted under the plan, with such shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more conditions relating to completion of service by the participant, or achievement of performance goals or such other objectives, as established and determined by our Board of Directors, or the Compensation Committee. At the time a grant of a restricted stock unit is made, our Board of Directors, or the Compensation Committee, shall establish a period of time applicable to the shares of our common stock that are the subject of such restricted stock unit. Each grant of restricted shares may be subject to a different restricted period.

          Employee directors are also entitled to participate in our 2007 Equity Compensation Plan. As of April 27, 2009, a total of 2,000,000 shares of our common stock have been reserved for issuance under the plan. The plan provides for grants of incentive stock options, nonstatutory stock options, restricted or unrestricted stock awards, and restricted stock units. Options can be granted under the plan on terms and at prices as determined by our Board of Directors, or the Compensation Committee, except that the exercise price of options will not be less than the fair market value of our common stock on the date of grant. In the case of an incentive stock option granted to an employee who owns more than 10% of the total combined voting power of all classes of our common stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent stockholder) from the date of grant. Options issued under the plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. The Board of Directors, or the Compensation Committee, also may grant a restricted stock award and/or a restricted stock unit award to any eligible employee director. Under a restricted stock award, shares of our common stock that are the subject of the award are generally subject to restrictions on transfer to the extent that the recipient terminates service with us prior to the award having vested. The Board of Directors, or the Compensation Committee, shall determine the restrictions and vesting terms of each stock award. Unless otherwise determined by the Board of Directors, or Compensation Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock. The recipient of a restricted stock unit award will be entitled to receive a number of shares of our common stock that is equal to the number of units granted if and when the units vest. The Board of Directors, or the Compensation Committee, may grant unrestricted stock awards to any eligible employee director. Unrestricted shares do not require any payment by the recipient and are not subject to forfeiture or transfer restrictions (except to the extent imposed by law).

          The following table provides certain information with respect to the compensation paid to our non-employee directors during the fiscal year ended December 31, 2008.

Directors Compensation

Name	Fees earned or paid in cash ($)(1)	Option Awards ($)(2)	Total ($)

Lawrence Burstein (3)	$13,500	$170,565	$184,065
Michael Monaco (3)	$13,500	$170,565	$184,065
Beatrice Yormark (3)	$250	$53,059	$53,309
Harold D. Copperman (3)	$2,500	$2,414	$4,914

(1)

Of the total fees earned or paid in cash during the fiscal year ended December 31, 2008, fees earned or paid in cash for each non-employee director for in-person board meetings, telephonic board meetings, for serving on the Audit Committee and for serving on the Compensation Committee are as follows:

Name	In-Person Board Meeting Fees ($)	Telephonic Board Meeting Fees ($)	Audit Committee Fees ($)	Compensation Committee Fees ($)

Lawrence Burstein	$7,500	$0	$5,000	$1,000
Michael Monaco	$7,500	$0	$5,000	$1,000
Beatrice Yormark	$0	$250	$0	$0
Harold D. Copperman	$2,500	$0	$0	$0

(2)

Represents the expense to us pursuant to FAS 123(R) for the respective year for stock options granted as long-term incentives pursuant to our 1999 Direction Option Plan. See Note B (14) of our financial statements for the fiscal year ended December 31, 2008 and Note B (13) of our financial statements for the fiscal years ended 2007 and 2006 for the assumptions used for valuing the expense under FAS 123(R).

(3)

At December 31, 2008, Lawrence Burstein had options to purchase 125,000 shares; Michael Monaco had options to purchase 151,800 shares; Harold D. Copperman had options to purchase 15,000 shares; and Beatrice Yormark’s estate had options to purchase 103,546 shares (which expire on May 2, 2009).

Compensation Committee Interlocks and Insider Participation

          From the beginning of the fiscal year ended December 31, 2008 through May 2, 2008, the Compensation Committee was composed of Messrs. Burstein and Monaco and Ms. Yormark, and from May 2, 2008 until October 14, 2008, the Compensation Committee was composed of two members, Messrs. Burstein and Monaco. Since October 14, 2008, the Compensation

Committee has been composed of Messrs. Burstein, Copperman and Monaco. No member of the Compensation Committee is or has been an executive officer of our company or had any relationships requiring disclosure by us under the Securities and Exchange Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during the fiscal year ended December 31, 2008.

Certain Relationships and Related Transactions

          In accordance with the charter of the Audit Committee, the Audit Committee is responsible for annually reviewing all transactions or series of similar transactions to which we are or were a party and in which any director, executive officer or beneficial holder of more than 5% of any class of our common stock or members of such person’s immediate family had or will have a direct or indirect material interest. Since January 2008, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we are or were a party in which the amount involved exceeds $120,000 and in which any director, executive officer or beneficial holder of more than 5% of any class of our common stock or members of such person’s immediate family had or will have a direct or indirect material interest.

Performance Graph

          Set forth below is a line-graph presentation comparing the cumulative shareholder return on our common stock on an indexed basis against the cumulative total returns of the Nasdaq Market Value Index and the Hemscott Industry Communication Equipment Group Index (consisting of 74 publicly traded communication equipment companies) (“Hemscott Group Index”) for the period from January 1, 2003 through December 31, 2008.

          The following graph is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

	Fiscal Year Ending

COMPANY/INDEX/MARKET	12/31/2003	12/31/2004	12/30/2005	12/29/2006	12/31/2007	12/31/2008

I.D. Systems Inc	100.00	266.95	341.20	269.24	178.25	57.94
Communication Equipment	100.00	121.50	136.99	146.49	158.22	86.05
NASDAQ Market Index	100.00	108.41	110.79	122.16	134.29	79.25

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The following table sets forth information regarding ownership of shares of our common stock, as of April 27, 2009:

•	by each person known by us to be the beneficial owner of 5% or more of our common stock;

•	by each of our directors and executive officers; and

•	by all of our directors and executive officers as a group.

          Except as otherwise indicated, each person and each group shown in the table below has sole voting and investment power with respect to the shares of common stock indicated. For purposes of the table below, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of our common stock over which he or she has or shares, directly or indirectly, voting or investment power or of which he or she has the right to acquire beneficial ownership at any time within 60 days. As used in this proxy statement, “voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares. Common stock beneficially owned and percentage ownership as of April 27, 2009 were based on 10,912,534 shares outstanding.

	Shares Beneficially Owned

Officers and Directors(1)	Number	%

Jeffrey M. Jagid(2)	625,055	5.59%
Kenneth S. Ehrman(3)	714,638	6.43%
Michael L. Ehrman(4)	482,498	4.33%
Ned Mavrommatis(5)	180,002	1.63%
Peter Fausel(6)	69,542	*
Lawrence Burstein(7)	100,643	*
Michael Monaco(8)	123,950	1.12%
Harold D. Copperman(9)	2,802	*
MFC Global Investment Management, LLC(10)	661,707	6.06%
Artis Capital Management LP(11)	2,203,896	20.20%
Empire Capital Partners, L.P. (12)	965,481	8.85%
Diker GP, LLC (13)	905,338	8.30%
All Directors and Executive Officers as a group (8 persons)(14)	2,299,130	19.08%

* Less than one percent

(1)	Unless otherwise indicated, the address for each named individual or group is c/o I.D. Systems, Inc., One University Plaza, 6th Floor, Hackensack, NJ 07601.

(2)

Includes (i) 272,000 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009 and (ii) 2,500 restricted shares which vest on February 27, 2010 provided that the awardee is an employee of our company on such date.

(3)

Includes (i) 196,500 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009, (ii) 2,000 restricted shares which vest on February 27, 2010 provided that the awardee is an employee of our company on such date and (iii) 49,000 shares of our common stock held by Mr. Ehrman’s wife’s IRA account.

(4)

Includes (i) 238,800 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009 and (ii) 2,000 restricted shares which vest on February 27, 2010 provided that the awardee is an employee of our company on such date.

(5)

Includes (i) 160,400 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009 and (ii) 2,000 restricted shares which vest on February 27, 2010 provided that the awardee is an employee of our company on such date.

(6)

Includes (i) 43,200 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009, (ii) 2,000 restricted shares which vest on February 27, 2010 provided that the awardee is an employee of our company on such date.

(7)

Includes (i) 97,143 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009, and (ii) 3,500 shares of our common stock held by Mr. Burstein’s IRA account.

(8)	Includes 123,950 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009.

(9)	Includes 2,502 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009.

(10)

Includes shares held by MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”, an indirect wholly-owned subsidiary of Manulife Financial Corporation (“MFC”). MFC Global (U.S.) has beneficial ownership of 661,707 shares of common stock. Through its parent-subsidiary relationship to MFC Global (U.S.), MFC may be deemed to have beneficial ownership of these same shares. The principal business offices of MFC are located at 200 Bloor Street, East, Toronto, Ontario, Canada, M4W 1E5; MFC Global (U.S.) is located at 101 Huntington Avenue, Boston, Massachusetts 02199. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 11, 2009.

(11)

Includes shares held by Artis Capital Management, LP (“Artis”), Artis Capital Management, Inc. (“Artis Inc.”), Stuart L. Peterson and Artis Partners 2X Ltd. (“2X”). Artis is a registered investment adviser and is the investment adviser of 2X. Artis Inc. is the general partner of Artis. Mr. Peterson is the president of Artis Inc. and the controlling owner of Artis and Artis Inc. Each of Artis, Artis Inc. and Mr. Peterson disclaims beneficial ownership of our common stock, except to the extent of its or his pecuniary interest therein. Artis’ clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, our common stock. No individual client, other than 2X holds more than five percent of the outstanding common stock, and 2X disclaims beneficial ownership of any of our common stock. The address of the business office of each of Artis, Artis Inc. and Mr. Peterson is One Market Plaza, Spear Street Tower, Suite 1700, San Francisco, CA 94105, and the address of the business office of 2X is c/o Goldman Sachs Administration Services, Gardenia Court, Suite 3307, 45 Market Street, Camana Bay, P.O. Box 896, KY1-1103, Cayman Islands. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 14, 2008.

(12)

Includes 439,730 shares directly owned by Empire Capital Partners, L.P. (“Empire Capital”), and 525,751 shares directly owned by Empire Capital Partners, Ltd. (the “Overseas Fund”), Charter Oak Partners, L.P., Charter Oak Master Fund, L.P. and Charter Oak Partners II, L.P. (collectively, the “Charter Oak Funds”). Empire GP, L.L.C., the general partner of Empire Capital (“Empire GP”), has the power to direct the affairs of Empire Capital, including decisions respecting the disposition of the proceeds from the sale of our common stock. Empire Capital Management, L.L.C. (“Empire Management”), the investment manager of the Empire Overseas Fund, has the power to direct the affairs of the Empire Overseas Fund, including decisions respecting the disposition of the proceeds from the sale of our common stock. Empire Management, pursuant to investment management agreements with the Charter Oak Funds, has the power to dispose of the proceeds from the sale of our common stock with respect to those assets of the Charter Oak Funds under its discretion. Scott A. Fine and Peter J. Richards are members of Empire GP and Empire Management, and in such capacities direct the operations of Empire GP and Empire Management. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 14, 2008.

(13)

Includes shares held by Diker Value Tech Fund, LP (“VT”), Diker Value Tech QP Fund, LP (“VTQP”), Diker Micro-Value Fund, LP (“MV”), the Diker Micro-Value QP Fund, LP (“MVQP”), Diker Micro & Small Cap Fund LP (“MS”) and Diker M&S Cap Master Ltd (“MSCM” and together with VT, VTQP, MV, MVQP and MS (the “Diker Funds”) and shares held by Diker Management LLC (“Diker Management”). As the sole general partner of the Diker Funds, Diker GP, LLC (“Diker GP”) has the power to vote and dispose of the shares owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares beneficially owned by Diker GP and Diker Management. The reporting persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The address of the business office of each of the reporting persons is 745 Fifth Avenue, Suite 1409, New York, New York 10151. The foregoing information is derived from a Schedule 13G/A filed on behalf of the reporting persons on February 17, 2009.

(14)

Includes 1,134,495 shares of our common stock issuable upon exercise of options exercisable within 60 days of April 27, 2009 and 10,500 restricted shares which vest on February 27, 2010 provided that the awardees are employees of our company on such date.

PROPOSAL NO. 2

APPROVAL AND ADOPTION OF
THE I.D. SYSTEMS, INC. 2009 NON-EMPLOYEE DIRECTOR EQUITY
COMPENSATION PLAN

General

          On April 29, 2009, the Board of Directors adopted the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan, or the 2009 Plan, subject to the approval of our stockholders.

          The Board of Directors believes that stock-based awards are a key component to our ability to retain and attract high quality directors to manage our business and affairs. The 2009 Plan advances our interests by enhancing our ability to attract and retain directors who are in a position to make significant contributions to our success and to reward those directors for their contributions through ownership of shares of our common stock.

          We are committed to sound corporate governance, including with respect to non-employee director compensation as more particularly described below:

•	As discussed below, subject to certain exceptions, the 2009 Plan provides for a five-year vesting schedule with respect to options and restricted stock awards granted thereunder.

•

We have included the five-year vesting schedule with respect to options and restricted stock awards granted under the 2009 Plan in an effort to more closely balance the weight of the cash and equity that comprises our non-employee director compensation, which currently is more equity-heavy.

•	Our non-employee directors are not entitled to retirement, benefit or other perquisite programs.

•

Our Board of Directors has adopted stock ownership guidelines to further align the interests of our non-employee directors with the interests of our stockholders, which guidelines are discussed on pages 14 through 15 of this proxy statement.

•	A more detailed description of our non-employee director compensation, is set forth under the heading “Compensation of Directors” on pages 27 through 29 of this proxy statement.

          As of April 27, 2009, a total of 600,000 shares of our common stock have been reserved for issuance under the 1999 Director Option Plan, of which 103,347 remain available for issuance thereunder. The 1999 Director Option Plan expires on May 13, 2009, and no options may be issued thereunder after its expiration.

Description of the 2009 Non-Employee Director Equity Compensation Plan

          The following description of the principal terms of the 2009 Plan is a summary and is qualified in its entirety by the full text of the 2009 Plan, which is attached as Appendix A hereto.

          Administration. The 2009 Plan will be administered by the Board of Directors or a committee designated by the Board of Directors and consisting solely of members of the Board of Directors. The administrator may grant options to purchase shares of our common stock, as well as restricted shares of our common stock. The administrator also has authority to determine the terms and conditions of each option or restricted stock award and adopt, amend and rescind rules and regulations for the administration of the 2009 Plan. No options or restricted stock awards may be made under the Plan after June 19, 2019, but the 2009 Plan will continue thereafter while previously granted options or awards remain subject to the 2009 Plan.

          Non-Employee Directors Eligible to Receive Options or Awards Under the 2009 Plan. Each director who is not an employee of our company (or any of our subsidiaries) is eligible to receive options or restricted stock awards under the 2009 Plan. As of the date hereof, three of our directors are eligible to receive options or awards under the 2009 Plan.

          Shares Subject to the 2009 Plan. The aggregate number of shares of common stock available for issuance in connection with options and awards granted under the 2009 Plan will be 300,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option granted under the 2009 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which that option or award was forfeited will be available for future grants within certain limits under the 2009 Plan. As of April 27, 2009, the closing price of our common stock on the Nasdaq Global Market was $3.85 per share.

          Terms and Conditions of Options. The exercise price of options granted under the 2009 Plan shall be 100% of the fair market value per share on the date of grant. No option may be exercisable for more than ten years from the date of grant. Options issued under the 2009 Plan will be exercisable at such time or times as the administrator of the 2009 Plan prescribes at the time of grant; provided, however, that, subject to certain exceptions, no option granted under the 2009 Plan shall be exercisable at a rate faster than would permit the option to be exercised for more than 20% of the shares of common stock that are subject to such option during any 12-month period commencing from the date of grant.

          Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of our common stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The administrator is also authorized to establish a cashless exercise program.

          No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. Unless otherwise determined by the administrator of the 2009 Plan, options that are exercisable at the time of a recipient’s termination of service with us will continue to be exercisable for three months (twelve months if the optionee terminates service due to death or disability).

          Except in connection with a corporate transaction involving the company, the terms of outstanding options issued under the 2009 Plan may not be amended to reduce the exercise price of outstanding options or to cancel outstanding options in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original options without stockholder approval.

          Terms and Conditions of Restricted Stock Awards. The administrator of the 2009 Plan also may grant a restricted stock award to any director who is not an employee of our company (or any of our subsidiaries). Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to restrictions on transfer to the extent that the recipient terminates service with us prior to the award having vested. The administrator shall determine the terms and conditions under which the restrictions with respect to each restricted stock award shall lapse; provided, however, that subject to certain exceptions, the restrictions with respect to each restricted stock award shall not lapse with respect to more than 20% of the shares that are the subject of a particular award during any 12 month period commencing from the date of grant of such award. If the recipient of a restricted stock award terminates service with us before the restrictions have lapsed with respect to all shares, the shares for which the restrictions have not lapsed will be returned to us. Unless otherwise determined by the administrator, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

          In the event of a consolidation or merger in which our company is not the surviving corporation or which results in the acquisition of substantially all of our outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all of our assets, the 2009 Plan provides that all outstanding options will become exercisable unless the successor entity assumes such options. In addition, in the event that a holder of a restricted stock award under the 2009 Plan ceases to continue as a member of the board (or the board of directors of a successor company) following such a change in control event, then all restrictions and/or forfeitures with respect to such restricted stock award will lapse.

          Our Board of Directors may at any time amend the 2009 Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board of Directors may not (a) increase the number of shares of common stock available under the 2009 Plan, (b) change the group of individuals eligible to receive options and/or awards or (c) extend the term of the 2009 Plan.

Federal Income Consequences

          Following is a summary of the federal income tax consequences of option and restricted stock award grants under the 2009 Plan. Optionees and recipients of restricted stock awards granted under the 2009 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

          Treatment of Options

          No income will be recognized to the optionee at the time of the grant of the options under the 2009 Plan, nor will our company be entitled to a tax deduction at that time.

          Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender.

          Treatment of Restricted Stock Awards

          Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Tax Withholding

          As and when appropriate, we will require each recipient of an option or restricted stock award under the 2009 Plan to pay any federal, state or local taxes required by law to be withheld.

Option and Restricted Stock Award Grants

          The grant of options and restricted stock awards under the 2009 Plan is discretionary, and we cannot determine now the number or type of options or restricted stock awards to be granted in the future to any particular person.

Securities Authorized for Issuance Under Equity Compensation Plans.

          The following table provides information about our common stock that may be issued upon the exercise of options under our 1995 Employee Stock Option Plan, 1999 Stock Option Plan, 1999 Director Option Plan and the 2007 Equity Compensation Plan as of December 31, 2008. These plans were our only equity compensation plans in existence as of December 31, 2008. Our 1995 Employee Stock Option Plan terminated in accordance with its terms as of July 8, 2005, and no additional awards were, or may be, granted thereunder after such date.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance (excluding securities reflected under column (a)) (c)

Equity compensation plans approved by security holders	2,601,000	$9.81	1,724,697

Equity compensation plans not approved by security holders	—	—	—

Total

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE I.D. SYSTEMS, INC. 2009 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN.

PROPOSAL NO. 3.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Audit Committee has reappointed Eisner LLP as the independent registered public accounting firm to audit our financial statements for the current fiscal year, subject to the ratification of such appointment by our stockholders.

          Representatives of the firm of Eisner LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

          The aggregate fees billed by Eisner LLP, our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2008 and 2007, and for the review of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2008 and 2007 were $231,000 and $ 228,000, respectively.

Audit-Related Fees

          Other than the fees described under the caption “Audit Fees” above, Eisner LLP did not bill any fees for services rendered to us during fiscal years ended December 31, 2008 and 2007 for assurance and related services in connection with the audit or review of our financial statements.

Tax Fees

          There were no fees billed by Eisner LLP for professional services rendered for tax compliance, tax advice or tax planning during fiscal years ended December 31, 2008 and 2007.

All Other Fees

          The aggregate fees billed by Eisner LLP for products or professional services rendered, other than services described under the caption “Audit Fees” above during fiscal years ended December 31, 2008 and 2007, were $0 and $3,500, respectively. The aggregate fees billed by Eisner LLP during the fiscal year ended December 31, 2007 were attributable to due diligence services in connection with our acquisition of substantially all of the assets of International Electronics, Inc.’s POWERKEY® division.

Audit Committee’s Pre-Approval Policies and Procedures

          The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent accountants. For audit services, each year the independent registered public accounting firm provides the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the year, which must be formally accepted by the Audit Committee before the audit commences. The independent registered public accounting firm also submits an audit services fee proposal, which also must be approved by the Audit Committee before the audit commences.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file statements on Form 3, Form 4 and Form 5 of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by the regulation to furnish us with copies of all Section 16(a) reports that they file.

          Based solely upon a review of Forms 3 and 4 and amendments to these forms furnished to us, all parties subject to the reporting requirements of Section 16(a) filed all such required reports during and with respect to the fiscal year ended December 31, 2008.

STOCKHOLDERS’ PROPOSALS FOR NEXT ANNUAL MEETING

          Stockholder proposals to be presented at our 2009 Annual Meeting of Stockholders, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received by us at our principal executive offices, One University Plaza, Hackensack, New Jersey 07601, addressed to the Secretary, on or before January 6, 2010. If, however, our 2009 Annual Meeting of Stockholders is changed by more than thirty (30) days from the date of the Annual Meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials for the 2009 Annual Meeting of Stockholders. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

          Rule 14a-4 of the Exchange Act governs our use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to our 2009 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal prior to March 22, 2010, we will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

          As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

By order of the Board of Directors,

/s/ Ned Mavrommatis

Ned Mavrommatis
Secretary

Dated: May 6, 2009

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 (EXCLUDING EXHIBITS) ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

I.D. SYSTEMS, INC.

2009 NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION PLAN

          1. Purposes of the Plan. The purposes of this I.D. Systems 2009 Non-Employee Director Equity Compensation Plan are to attract qualified individuals for positions of responsibility as outside directors of the Company, and to provide incentives for qualified individuals to remain on the Board as outside directors.

          2. Definitions. As used herein, the following definitions shall apply:

          “Administrator” means the Board or a committee designated by the Board to administer this Plan and consisting solely of members of the Board.

          “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          “Board” means the Board of Directors of the Company.

          “Cause” means removal from the Board by means of a resolution that recites that the Participant is being removed solely for Cause.

          “Change in Control” means the occurrence of any of the following events with respect to the Company:

          (A) the consummation of any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger own more than fifty percent (50%) of the outstanding common stock of the surviving corporation immediately after the merger; or

          (B) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, other than to a subsidiary or affiliate; or

          (C) any action pursuant to which any person (as such term is defined in Section 13(d) of the Exchange Act), corporation or other entity shall become the “beneficial owner” (as such term is defined in Rule 13d-

3 under the Exchange Act), directly or indirectly, of shares of capital stock entitled to vote generally for the election of directors of the Company (“Voting Securities”) representing more than fifty (50%) percent of the combined voting power of the Company’s then outstanding Voting Securities (calculated as provided in Rule 13d-3(d) in the case of rights to acquire any such securities); or

          (D) the individuals (x) who, as of the Effective Date, constitute the Board (the “Original Directors”) and (y) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of a majority of the Original Directors then still in office (such Directors being called “Additional Original Directors”) and (z) who thereafter are elected to the Board and whose election or nomination for election to the Board was approved by a vote of a majority of the Original Directors and Additional Original Directors then still in office, cease for any reason to constitute a majority of the members of the Board.

          “Code” means the Internal Revenue Code of 1986, as amended.

          “Common Stock” means the common stock, par value $.01 per share, of the Company.

          “Company” means I.D. Systems, Inc., a Delaware corporation.

          “Director” means a member of the Board.

          “Disability” means permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          “Effective Date” means the date on which this Plan is approved by stockholders of the Company.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

          (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, the fair market value of a share of Common Stock shall be the closing sales price of a share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2

          (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

          (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.

          “Option” means a stock option granted pursuant to the Plan.

          “Option Agreement” means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          “Optionee” means the holder of an outstanding Option granted under the Plan.

          “Outside Director” means any Director who, on the date such person is to receive a grant of an Option or Restricted Shares hereunder is not an employee of the Company or any of the Company’s subsidiaries.

          “Participant” shall mean any Outside Director who holds an Option or a Restricted Stock Award granted or issued pursuant to the Plan.

          “Plan” means this I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan.

          “Restricted Stock Award” means a grant of Restricted Shares pursuant to Section 7 of the Plan.

           “Restricted Stock Agreement” means an agreement, approved by the Administrator, evidencing the terms and conditions of a Restricted Stock Award.

          “Restricted Shares” means Shares subject to a Restricted Stock Award.

          “Share” means a share of Common Stock, as adjusted in accordance with Section 12 of the Plan.

          3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be issued upon exercise of Options and/or as Restricted Shares under the Plan is Three Hundred

3

Thousand (300,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan. Restricted Shares that have been transferred back to the Company shall also be available for future grants of Options or Restricted Shares under the Plan.

          4. Administration of the Plan.

          (a) Administration. The Plan shall be administered by the Administrator. The Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of Common Stock;

(ii) to approve forms of agreement for use under the Plan;

(iii) to determine the number of Options to be granted to any Outside Director and the exercise price and other terms and conditions of Options;

(iv) to determine the number of Restricted Shares to be granted to any Outside Director and the terms and conditions of Restricted Stock Awards;

(v) to construe and interpret the terms of the Plan;

(vi) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (vii) to allow Participants to satisfy withholding tax obligations by having the Company withhold from the shares of Common Stock to be issued upon exercise of an Option or upon vesting of Restricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

4

(viii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Restricted Stock Award granted by the Administrator; and

(ix) to make all other determinations deemed necessary or advisable for administering the Plan.

          (b) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and anyone else who may claim an interest in Options or Restricted Shares.

          5. Eligibility. The only persons who shall be eligible to receive Options and/or Restricted Stock Awards under the Plan shall be persons who, on the date such Options or Awards are granted, are Outside Directors.

          6. Term of the Plan. No Option or Restricted Stock Award may be granted under the Plan more than ten (10) years after the Effective Date.

          7. Grants of Restricted Stock Awards. Subject to Section 3 hereof, the Administrator may grant Restricted Shares to Participants in such numbers and at such times as the Administrator determines to be appropriate.

          8. Terms of Restricted Stock Awards. Except as provided herein, Restricted Shares shall be subject to restrictions (“Restrictions”) prohibiting such Restricted Shares from being sold, transferred, assigned, pledged or otherwise encumbered or disposed of. The Administrator shall determine the terms and conditions under which the Restrictions with respect to each award of Restricted Shares shall lapse; provided, however, that except as provided below, the Restrictions with respect to each award of Restricted Shares shall not lapse with respect to more than 20% of the Restricted Shares that are the subject of a particular award during any 12 month period commencing from the date of grant of such award. Notwithstanding the foregoing, the Restrictions with respect to a Participant’s Restricted Shares shall lapse immediately in the event that (i) the Participant is removed from service as a Director (other than for Cause) before his or her term has expired (and does not continue as, or become, an employee of the Company or a subsidiary of the Company), (ii) the Participant is nominated for a new term as an Outside Director but is not elected by stockholders of the Company, (iii) the Participant ceases to be a member of the Board due to death, disability or mandatory retirement (if any), or (iv) if the Participant ceases to continue as a member of the Board or of the board of directors of a successor company following a Change in Control.

          The Company shall issue, in the name of each Participant to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to such Participant as soon as reasonably practicable after the grant. However, the Company shall hold such certificates,

5

properly endorsed for transfer, for the Participant’s benefit until such time as the Restriction Period applicable to such Restricted Shares lapses. Upon the expiration or termination of the Restricted Period, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Participant or his or her beneficiary or estate, as the case may be. In the event that a Participant ceases to be a member of the Board before the applicable Restriction Period has expired or under circumstances in which the Restriction Period does not otherwise lapse, the Restricted Shares granted to such Participant shall thereupon be forfeited and transferred back to the Company.

          During the Restriction Period, a Participant shall have the right to vote his or her Restricted Shares and shall have the right to receive any cash dividends with respect to such Restricted Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the same restrictions as are applicable to the Restricted Shares to which such distributions relate.

          9. Grants of Options. Subject to Section 3 hereof, the Administrator may grant Options to Participants in such numbers and at such times as the Administrator determines to be appropriate. Options shall be in such form and shall contain such terms and conditions as required by the Plan and the Administrator. Each Option shall include (through incorporation of provisions hereof or by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

          (a) Term. Each Option shall cease to be exercisable ten (10) years after the date on which it is granted.

          (b) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant.

          (c) Vesting. The Administrator shall determine the exercise terms of all Options; provided, however, that except to the extent provided by Section 13 hereof or as the Administrator may determine to be applicable in the event that a Participant ceases to be a member of the Board due to death, disability or mandatory retirement (if any), no Option granted hereunder shall be exercisable at a rate faster than would permit the Option to be exercised for more than 20% of the Shares of Common Stock that are subject to such Option during any 12 month period commencing from the date of grant.

          (d) Exercise Period. Unless otherwise determined by the Administrator:

6

                    (i) subject to subsection (iii) below, in the event that an Optionee ceases to be a Director for any reason other than death or Disability, his or her Options, to the extent exercisable as of the date his or her services as a Director cease, shall remain exercisable for a period of ninety (90) days, but in no event longer than the term of the Option set forth in Section 9(a) above;

                    (ii) in the event that an Optionee ceases to be a Director due to death or Disability, his or her Options, to the extent exercisable as of the date his or her services as a Director cease, shall remain exercisable for a period of twelve (12) months, but in no event longer than the term of the Option set forth in Section 9(a) above.

                    (iii) in the event that an Optionee is removed as a Director for Cause, his or her Options, to the extent not exercised as of the date of the Optionee’s removal, shall be forfeited and shall not thereafter be exercisable.

          10. Method of Exercise; Rights as a Shareholder.

          (a) Procedure for Exercise. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(b) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. An Option may not be exercised for a fraction of a Share. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

                    (i) cash;

                    (ii) check;

7

(iii) promissory note;

(iv) other Shares;

(v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vii) any combination of the foregoing methods of payment; or

(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          11. Non-Transferability of Options. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

          12. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Restricted Stock Award, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Restricted Stock Award.

8

          13. Corporate Transactions.

                    (a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Optionee shall have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                    (b) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior stockholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a “Corporate Transaction”), then, absent a provision to the contrary in any particular Option Agreement, the Optionee shall fully vest in and have the right to exercise each outstanding Option as to all of the Shares covered thereby, including Shares which would not otherwise be vested or exercisable. In the event that the Administrator determines that the successor corporation or a parent of the successor corporation refuses to assume or substitute an equivalent option, then the Administrator shall notify all Optionees that all outstanding Options shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options shall be considered assumed if, following the consummation of the Corporate Transaction, the Option confers the right to purchase or receive, for each Share subject to the Option immediately prior to the consummation of the Corporate Transaction, the consideration (whether stock, cash, or other property) received in the Corporate Transaction by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction is not solely common stock of the successor corporation or its parent corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its parent corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

          14. Grant Agreement. Each grant of an Option or Restricted Stock Award under the Plan will be evidenced by a document in such form as the Administrator may from time to time approve. Such document will contain such provisions as the Administrator may in its discretion deem advisable, including without limitation additional restrictions or conditions upon the exercise of an

9

Option, provided that such provisions are not inconsistent with any of the provisions of the Plan.

          15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Restricted Shares granted under the Plan prior to the date of such termination.

          16. Repricing of Options. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price of outstanding Options or to cancel outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval.

          17. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to a Restricted Stock Award or the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or the issuance of Restricted Shares, the Company may require the Participant to represent and warrant at the time of any such exercise or issuance that the Shares are being purchased or acquired, as the case may be, only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required. Not in limitation of any of the foregoing, in any such case referred to in the preceding sentence the Administrator may also require the Participant to execute and deliver documents containing such representations (including the investment

10

representations described in this Section 16(b)), warranties and agreements as the Administrator or counsel to the Company shall deem necessary or advisable to comply with any exemption from registration under the Securities Act of 1933, as amended, any applicable State securities laws, and any other applicable law, regulation or rule.

          (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Option, the issuance of Shares pursuant to the exercise of an Option, or the grant of any Restricted Shares, in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.

          18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          20. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

          21. Withholding; Notice of Sale. Each Participant shall, no later than the date as of which the value of an Option or Restricted Stock Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company’s obligation to deliver stock certificates to any Participant is subject to and conditioned on any such tax obligations being satisfied by the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from Shares to be issued pursuant to any Option or Restricted Stock Award a number of Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company Shares owned by the Participant with an aggregate Fair Market Value

11

(as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

          22. Governing Law. This Plan shall be governed by the laws of the State of Delaware.

12

I.D. SYSTEMS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2009

          The undersigned hereby appoints Jeffrey M. Jagid and Ned Mavrommatis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of I.D. Systems, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of I.D. Systems, Inc. to be held at the principal executive offices of I.D. Systems, Inc., located at One University Plaza, Hackensack, New Jersey 07601, on Friday, June 19, 2009, at 9:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” THE NOMINEES LISTED BELOW.

1.	To elect five directors.

☐	FOR all nominees below (except as authority is withheld below)

☐	WITHHOLD AUTHORITY to vote for all nominees below

☐	FOR all except:

☐	Jeffrey M. Jagid
☐	Kenneth S. Ehrman
☐	Lawrence Burstein
☐	Harold D. Copperman
☐	Michael Monaco

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2.

2.	To approve and adopt the I.D. Systems, Inc. 2009 Non-Employee Director Equity Compensation Plan.

☐	FOR	☐	AGAINST	☐	ABSTAIN

13

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 3.

3.	To ratify the appointment of Eisner LLP as the independent registered public accounting firm of I.D. Systems, Inc. for the fiscal year ending December 31, 2009.

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Address Change? Mark Box ☐
Indicate Changes Below:

______________________________________________________________
Dated: _________________________
______________________________________________________________
SIGNATURE(S)

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 19, 2009. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including financial statements, are available at our web site at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=10255.

14